ADVANCED SERIES TRUST

AST Jennison Large-Cap Growth Portfolio

Supplement dated November 19, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Jennison Large-Cap Growth Portfolio (the Portfolio), and the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Kathleen McCarragher, Blair Boyer, Natasha Kuhlkin, CFA and Rebecca Irwin will replace Mark D. Shattan, CFA as a Portfolio Manager for the Portfolio. Michael A. Del Balso will continue to serve as portfolio manager for the Portfolio.

To reflect this change, the Prospectus, Summary Prospectus and the SAI are hereby revised as follows:

I.All references and information pertaining to Mark D. Shattan are hereby removed.

II.The table in the section of the Prospectus entitled "Summary: AST Jennison Large-Cap Growth Portfolio - Management of the Portfolio" and the section of the Summary Prospectus entitled "Management of the Portfolio" are hereby revised by adding the following information with respect to Kathleen McCarragher, Blair Boyer, Natasha Kuhlkin and Rebecca Irwin:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM	Jennison	Kathleen	Managing	November 2018
Investments LLC	Associates LLC	McCarragher	Director
AST Investment		Blair Boyer	Managing	November 2018
Services, Inc.			Director
		Natasha Kuhlkin,	Managing	November 2018
		CFA	Director
		Rebecca Irwin	Managing	November 2018
Director

III.The following replaces the first paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED –Portfolio Managers– AST Jennison Large-Cap Growth Portfolio":

Michael A. Del Balso, Kathleen McCarragher, Blair Boyer, Natasha Kuhlkin, CFA and Rebecca Irwin are the
portfolio managers of the Portfolio
IV.	The following is added to the second paragraph in the section of the Prospectus entitled "HOW THE TRUST IS
MANAGED –Portfolio Managers– AST Jennison Large-Cap Growth Portfolio":
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities.
In addition, Ms. McCarragher spent 10 years with State Street Research & Management, initially as a research analyst responsible for health care, transports, and financials and then as a portfolio manager and member of the investment committee. Ms. McCarragher earned a BBA from the University of Wisconsin-Eau Claire, summa cum laude and an MBA from Harvard Business School.
Blair A. Boyer is a Managing Director and a large cap growth equity portfolio manager. He joined Jennison in
March 1993. Mr. Boyer co-managed international equity portfolios for 10 years then joined the Growth Equity team in 2003. Prior to joining Jennison he managed international equity portfolios at Arnhold and S. Bleichroeder for four years. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at

Bleichroeder beginning in 1983. Mr. Boyer earned a BA in economics from Bucknell University and an MBA in finance from The New York University Stern School of Business.

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Palisade Capital Management, covering the consumer staples and cyclicals sectors. Prior to that, she was an analyst for the Evergreen Small Cap Value Fund at Evergreen Investment Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors where she was responsible for recommendations, analysis of emerging biotech companies, and performing due diligence on new drugs being developed for the marketplace. Prior to that, she was a medical technology research analyst and worked in health care global sector marketing at UBS. Ms. Irwin began her investment career as a research associate in the health care services group at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, ON, an LLB from the University of Toronto, and an LLM from Harvard Law School.

V.The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Jennison Large-Cap Growth Portfolio" is hereby revised by adding the following information with respect to the Portfolio:

Subadviser	Portfolio	Registered	Other Pooled	Other	Ownership of
	Managers	Investment	Investment	Accounts***	Portfolio
		Companies***	Vehicles***		Securities***
Jennison	Kathleen	15/49,356,289,000	2/729,638,000	10/1,318,593,000	None
Associates LLC	McCarragher	2/3,951,441,000

	Blair Boyer	9/8,590,086,000	None	30/6,279,709,000	None
2/3,951,441,000

	Natasha	1/557,709,000	3/843,119,000	9/665,831,000	None
Kuhlkin, CFA

	Rebecca	1/557,709,000	None	None	None
Irwin

***Information is as of October 31, 2018

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

429SUMSUP1